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                                                                   EXHIBIT 10.27

                            AMENDMENT NO. 1 TO THE

                            OPERATING AGREEMENT OF

                          GENXON POWER SYSTEMS, LLC,

                     A DELAWARE LIMITED LIABILITY COMPANY


     THIS AMENDMENT NO. 1 (this "Amendment") to the Operating Agreement of Genxon Power Systems, LLC, a Delaware Limited Liability Company, entered into and effective as of October 21, 1996 (the "Operating Agreement"), is entered into and effective as of December 4, 1997.

     Capitalized terms not otherwise defined herein have the same meaning as in the Operating Agreement.

                                    RECITALS

     WHEREAS, the undersigned are all of the constituent Members of Genxon Power Systems, LLC, a Delaware limited liability company (the "Company"); and

     WHEREAS, Section 6.2 of the Operating Agreement provides in relevant part that until the first anniversary of the Operating Agreement the Board of Managers shall be comprised of six members and thereafter the Board of Managers shall be comprised of four members; and

     WHEREAS, the Members desire that the Board of Managers be comprised of six members for an additional year.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in accordance with Section 10.3 of the Operating Agreement, the Members do hereby amend and revise the Operating Agreement as follows.

     1. Section 6.2(a) of the Operating Agreement is hereby amended in its entirety to read as follows:

          "(a) All powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, a board of managers (the "Board of Managers"), unless otherwise provided in the Act, the Certificate of Formation or this Agreement. The Board of Managers shall be comprised of six members, three of whom shall be the nominees of CCSI and three of whom shall be the nominees of WGC. One member of the Board
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     of Managers shall be elected annually as Chairman and shall be responsible for administering the affairs of the Board of Managers. The Chairman shall rotate annually between the CCSI and WGC representatives."

     2.   Miscellaneous.
          -------------

          (a) Except as specifically amended hereby, the Operating Agreement shall continue in full force and effect.

          (b) This Amendment shall not itself be amended. Any future amendment to the Operating Agreement shall be effected in accordance with the terms thereof.

          (c) This Amendment may be executed in several counterparts, each of which may be executed by fewer than all of the Members, and as so executed shall constitute one Amendment which shall be binding on all the Members.

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     IN WITNESS WHEREOF, the Members have executed this Amendment as of the date first  written above.

                              CATALYTICA COMBUSTION SYSTEMS, INC.


                              By:       /s/  Dennis Orwig
                                        ---------------------
                                        Dennis Orwig, President


                              WOODWARD GOVERNOR COMPANY


                              By:       /s/  John Halbrook
                                        ----------------------
                                        John Halbrook, Chief Executive Officer



                [Amendment No. 1 to Genxon Operating Agreement]